UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2015

SPECTRUMDNA, INC.

(Exact name of registrant as specified in its charter)

Commission file number 333-148883

Delaware	20-4880377
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Chase Financial Center Suite 1017 Spokane, Washington	99201
(Address of principal executive offices)	(Zip Code)

Registrant’s  telephone number, including area code: (509) 462-0315

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Effective as of February 26, 2015, SpectrumDNA, Inc. (the “Company”) dismissed MaloneBailey, LLP (“MaloneBailey”) as the principal independent accountants of the Company.  The decision to dismiss MaloneBailey as the Company’s principal independent accountants was approved by the Company’s Board of Directors.  Although MaloneBailey was only recently engaged as the Company’s principal independent accountants which engagement was effective as of January 30, 2015 to audit the financial statements of the Company for the year ended December 31, 2011, the Company has decided to proceed in a different direction and seek another independent accounting firm.   The Company is in the process of seeking such a replacement.

Prior to its dismissal, MaloneBailey did not prepare or issue any report on the Company’s financial statements.  As a result, the Company cannot state whether any such report would contain an adverse opinion or a disclaimer of opinion, or would be qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused it to make reference to the subject matter of the disagreements in connection with its report, except that there was a disagreement over representations and disclosures required by MaloneBailey related to the extent of involvement of Terrence J. Dunne in the Company. On May 27, 1998, Mr. Dunne consented to the issuance of an order denying him the privilege of appearing or practicing before the Securities and Exchange Commission as an accountant for a period of three years. After three years, Mr. Dunne could have and, to the Company’s knowledge, may still apply to the Commission for reinstatement.  As of the date hereof, and to the Company’s knowledge, Mr. Dunne has not applied to the Commission for an order granting him the privilege of appearing or practicing before the Commission as an accountant.

During the Company’s two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no reportable events as defined in Item 304(a)(1)(v) of  Regulation S-K.

The Company has requested MaloneBailey to furnish it a letter addressed to the Commission stating whether it agrees with the above statements.  A copy of that letter, dated March 16, 2015, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

Exhibits:

16.1	Letter of MaloneBailey, LLP dated March 16, 2015

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUMDNA, INC. (Registrant)

Dated: March 17, 2015	By:	/s/ Parrish B. Ketchmark
Parrish B. Ketchmark,
President and Chief Executive Officer